FINANCIAL INVESTORS TRUST

Seafarer Overseas Growth and Income Fund

Seafarer Overseas Value Fund

SUPPLEMENT DATED MAY 18, 2016 TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE FUNDS, DATED APRIL 15, 2016, AS SUPPLEMENTED FROM TIME TO TIME

Change of Custodian

Effective May 18, 2016, Brown Brothers Harriman & Co. (“BBH”) has replaced MUFG Union Bank National Association as the Custodian for the Seafarer Overseas Growth and Income Fund.  As a result, all references to MUFG Union Bank National Association in the SAI with respect to the Seafarer Overseas Growth and Income Fund are hereby deleted and replaced with BBH.

In addition, the sub-section titled “Custodians” under the heading “OTHER INFORMATION ABOUT THE FUNDS” on page 98 of the SAI is hereby deleted and replaced in its entirety with the following:

Custodian.  Brown Brothers Harriman & Co. (the “Custodian”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for the Funds.  As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund.  Upon instruction, the Custodian receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.  The Custodian also maintains certain accounts and records of the Funds.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.